1 Q2 2025 Shareholder Letter

2 Dear Investor, Over the past several quarters, our top priority has been realigning our product, fleet, and operations to better meet customer demand, while advancing our strategic partnership with Delta. This focused execution has strengthened our financial position and laid a strong foundation for sustained, profitable growth. I’m incredibly proud of how our team has continued to deliver exceptional service and operational excellence, even as we invest in modernizing and simplifying our fleet. As we scale our premium jet offering, deepen our collaboration with Delta, and drive greater productivity and efficiency, we remain committed to transforming our business and delivering the most accessible and flexible portfolio of private aviation solutions in the industry. Q2 2025 Letter to Our Shareholders For more detailed information on Wheels Up’s financial and operating results for the second quarter 2025 ended June 30, 2025, please visit https://investors.wheelsup.com. In addition, please see “Definitions of Non-GAAP Financial Measures,” “Reconciliations of Non-GAAP Financial Measures” and “Definitions of Key Operating Metrics” at the end of this Investor Letter for more information about measures described herein. On a year-over-year basis, our GAAP Revenue declined 3% while our Total Gross Bookings stayed relatively consistent. Focus on more profitable flying $196 $194 $205 $178 $190 2Q24 3Q24 4Q24 1Q25 2Q25 GAAP Revenue ($M) $264 $255 $314 $242 $262 2Q24 3Q24 4Q24 1Q25 2Q25 Total Gross Bookings ($M) (3%) YoY (1%) YoY

Despite the slight decrease in GAAP Revenue, we continue to make progress toward our goal of achieving sustainable profitability. Our $2 million Gross profit in the second quarter marked a $13 million year over year improvement and a $3 million improvement versus the first quarter of 2025. Adjusted Contribution during the quarter improved 51% year over year, leading to an Adjusted Contribution Margin of 12.2%, an over 4-point increase from the prior year period. Our Net loss during the quarter improved 15% year over year and our Adjusted EBITDA loss improved by 22% over the same time. Among other things, these continued improvements can be attributed to the successful execution and implementation of our fleet modernization strategy and the subsequent reduction in unprofitable flying.


Adj Contribution Margin ($M)
+4.4 pts YoY
7.8%
14.8%
19.3%
12.6%
12.2%
2Q24
3Q24
4Q24
1Q25
2Q25


Adj EBITDA ($M)
2Q24
3Q24
4Q24
1Q25
2Q25
$(37)
$(20)
$(11)
$(24)
$(30)
+22% YoY

We ended the second quarter with over $200 million in liquidity, consisting of $107 million of cash and cash equivalents and our $100 million undrawn revolving credit facility. We are in the process of implementing a series of initiatives that we expect to drive approximately $50 million in annual cash cost savings through the efficiency, productivity and overhead cost reductions associated with our fleet modernization plan and other actions over the next several quarters. These actions, combined with the expected revenue benefit from our fleet modernization, should meaningfully improve our cash generating capability.




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4 The second quarter also saw the achievement of important milestones in our fleet transformation. Our premium jets now comprise approximately 20% of our controlled fleet, a number that will grow with the expected addition of three Challenger jets into revenue service during the third quarter and continued retirement of less-efficient legacy jets and turboprops. To this end, this quarter saw the retirement of the last Citation CJ3 from revenue service. Emerging benefits of our fleet transformation 35% 29% 30% 22% 65% 60% 53% 34% 12% 17% 44% 0% 20% 40% 60% 80% 100% 120% EOY 2023 EOY 2024 JUNE 30 EOY 2025E Fleet Composition Turboprop Legacy jet Premium jet The newer, premium Phenom and Challenger aircraft currently have the highest reliability in our controlled fleet. That, combined with the customer demand profile for these aircraft, is resulting in significantly higher Utility for our Phenom and Challenger aircraft versus our controlled fleet average even in the early ramp up phase of building these fleets. We expect further improvements in Utility as we scale the fleets and reduce the 41 49 54 Fleet avg Phenom Challenger 2Q utility headwinds and inefficiencies that came from our conscious decision to accelerate paint and interior improvements into seasonally slower travel periods. Over 30% of our premium jets now feature our updated branded livery and interior, with more on the way. I am also pleased that we have continued to deliver solid operational performance as we navigate the complexity of our fleet transition. We expect our operational reliability to improve as we continue to transition the fleet. Our partnership with Delta is an important part of our growth strategy. It differentiates us from our competition and broadens our reach into the multi-billion dollar total addressable market that Delta corporate and individual leisure customers represent for private aviation. When it comes to corporate travel, by teaming up with the Delta sales force, we can deliver a uniquely compelling offering to our joint corporate customers. As a result, corporate sales have consistently exceeded expectations in recent quarters. Corporate membership fund sales are our fastest growing channel with an increase of more than 25 percent year over year in the second quarter. Continued Success with Delta

5 I’d like to thank our customers for their continued support. The customer feedback we’ve received on our rebranded Phenom and Challenger products has been strongly positive and gives us more conviction in our transformation plan. As I look back on how far we've come in our mission to redefine private aviation—and ahead to the incredible potential that still lies before us—I’m reminded time and again that it’s the commitment and drive of the entire Wheels Up team that makes it all possible. I want to express my sincere gratitude for the energy and dedication each member of the Wheels Up team brings to our shared vision. We will keep pushing boundaries together as we redefine the right way to fly. Wheels Up, George August 7, 2025 *********************************** Conclusion On the leisure side, we are driving awareness on the potential of private aviation and hybrid travel among Delta’s 20 million active SkyMiles members. Thousands of Delta SkyMiles customers have engaged with us to learn more about the potential for accessing Wheels Up as part of their Delta relationship. While our corporate sales initiative was the focus initially, we look forward to seeing this part of our partnership more fully play out in the coming quarters.

6 About Wheels Up Wheels Up is a leading provider of on-demand private aviation in the U.S. with a large, diverse fleet and a global network of safety-vetted charter operators, all committed to safety and service. Customers access charter and membership programs and commercial travel benefits through a strategic partnership with Delta Air Lines. Wheels Up also provides freight, safety, security, and managed services to a range of clients, including individuals and government organizations. With the Wheels Up app and website, members can easily search, book, and fly. For more information, visit www.wheelsup.com. Cautionary Note Regarding Forward-Looking Statements This investor letter contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements provide current expectations of future circumstances or events based on certain assumptions and include any statement, projection or forecast that does not directly relate to any historical or current fact. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up Experience Inc. (“Wheels Up”, “we”, “us”, “our” or the "Company"), that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: (i) Wheels Up’s growth plans, the size, demand, competition in and growth potential of the markets for Wheels Up’s service offerings and the degree of market adoption of Wheels Up’s member programs, charter offerings and any future services it may offer; (ii) the potential impact of Wheels Up’s cost reduction and operational efficiency and productivity initiatives on its business and results of operations, including timing, magnitude and possible effects on liquidity levels and working capital; (iii) Wheels Up’s fleet modernization strategy, its ability to execute such strategy on the timeline that it currently anticipates and the expected commercial, financial and operational impacts to Wheels Up, including due to changes in the market for purchases and sales of aircraft; (iv) Wheels Up’s liquidity and future cash flows, certain restrictions related to its indebtedness obligations, and its ability to perform under its contractual and indebtedness obligations; (v) Wheels Up’s ability to achieve its financial goals in the future on the most recent schedule that it has announced; (vi) the potential impacts or benefits from pursuing strategic actions involving Wheels Up or its subsidiaries or affiliates, including, among others, acquisitions and divestitures, new debt or equity financings, refinancings of existing indebtedness, stock repurchases and commercial partnerships or arrangements; and (vii) the impacts of general economic and geopolitical conditions on Wheels Up’s business and the aviation industry, including due to, among others, fluctuations in interest rates, inflation, foreign currencies, taxes, tariffs and trade policies, and consumer and business spending decisions. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. We have identified certain known material risk factors applicable to Wheels Up in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 11, 2025 (“Annual Report”) and our other filings with the SEC. It is not always possible for us to predict how new risks and uncertainties that arise from time to time may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, we do not intend to update any of these forward-looking statements after the date of this investor letter.

7 Use of Non-GAAP Financial Measures This investor letter includes certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDAR, Adjusted Contribution and Adjusted Contribution Margin. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to Revenue or any component thereof, Net income (loss), Operating income (loss) or any other performance measures derived in accordance with GAAP. Definitions and reconciliations of non-GAAP financial measures to their most comparable GAAP counterparts are included in the sections titled “Definitions of Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Financial Measures,” respectively, in this investor letter. Wheels Up believes that these non-GAAP financial measures provide useful supplemental information to investors about Wheels Up. However, there are certain limitations related to the use of these non-GAAP financial measures and their nearest GAAP measures, including that they exclude significant expenses that are required to be recorded in Wheels Up’s financial measures under GAAP. Other companies may calculate non-GAAP financial measures differently or may use other measures to calculate their financial performance, and therefore, Wheels Up’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP financial measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Definitions of Non-GAAP Financial Measures Adjusted EBITDA & Adjusted EBITDAR. We calculate Adjusted EBITDA as Net income (loss) adjusted for (i) Interest income (expense), (ii) Income tax expense, (iii) Depreciation and amortization, (iv) Equity-based compensation expense, (v) Acquisition and integration related expenses and (vi) other items not indicative of our ongoing operating performance, including but not limited to, restructuring charges. We calculate Adjusted EBITDAR as Adjusted EBITDA, as further adjusted for aircraft lease costs. We include Adjusted EBITDA and Adjusted EBITDAR as supplemental measures for assessing operating performance, to be used in conjunction with bonus program target achievement determinations, strategic internal planning, annual budgeting, allocating resources and making operating decisions, and to provide useful information for historical period-to- period comparisons of our business, as each measure removes the effect of certain non-cash expenses and other items not indicative of our ongoing operating performance. Adjusted EBITDAR is included as a supplemental measure, because we believe it provides an alternate presentation to adjust for the effects of financing in general and the accounting effects of capital spending and acquisitions of aircraft, which may be acquired outright, acquired subject to acquisition debt, including under the Revolving Equipment Notes Facility, by capital lease or by operating lease, each of which may vary significantly between periods and results in a different accounting presentation. Adjusted Contribution & Adjusted Contribution Margin. We calculate Adjusted Contribution as Gross profit (loss) excluding Depreciation and amortization and adjusted further for equity-based compensation included in Cost of revenue and other items included in Cost of revenue that are not indicative of our ongoing operating performance. Adjusted Contribution Margin is calculated by dividing Adjusted Contribution by total revenue. We include Adjusted Contribution and Adjusted Contribution Margin as supplemental measures for assessing operating performance and for the following: to be used to understand our ability to achieve profitability over time through scale and leveraging costs; and to provide useful information for historical period-to-period comparisons of our business and to identify trends.

8 Adjusted EBITDA and Adjusted EBITDAR The following tables reconcile Adjusted EBITDA to Net loss, which is the most directly comparable GAAP measure (in thousands): Reconciliations of Non-GAAP Financial Measures (1) Consists of expenses associated with the Company’s global integration efforts, including charges for employee separation programs and third- party advisor costs. (2) Consists of expenses incurred in connection with the execution of our fleet modernization strategy first announced in October 2024, which primarily includes expenses associated with transitioning the Embraer Phenom 300 series and Bombardier Challenger 300 series aircraft to our operations and pilot training programs aligned to our fleet modernization strategy as well as certain costs incurred associated with exiting legacy private jet models. (3) Includes charges for contract termination fees and employee separation programs as part of our cost reduction and strategic business initiatives. (4) Consists of expenses associated with establishing our Member Operations Center located in the Atlanta, Georgia area (“Atlanta Member Operations Center”) and its operations primarily including redundant operating expenses during the transition period, relocation expenses for employees and costs associated with onboarding new employees. The Atlanta Member Operations Center began operating on May 15, 2023. (5) Consists of expenses incurred to execute the consolidation of our FAA operating certificates primarily including pilot training and retention programs and consultancy fees associated with planning and implementing the consolidation process. (6) For the six months ended June 30, 2025, primarily includes a $20.2 million non-cash pre-tax right-of-use asset impairment charge associated with vacating our former New York City corporate office space for a smaller, centralized location and related on-going lease costs for the vacated space while we seek a sublease tenant. For the three and six months ended June 30, 2024, includes (i) collections of certain aged receivables which were added back to Net Loss in the reconciliation presented for the twelve months ended December 31, 2022, (ii) reserves and/or write-off of certain aged receivables associated with the aircraft management business which was divested on September 30, 2023, (iii) expenses associated with ongoing litigation matters, and (iv) amounts reserved during the second quarter of 2024 related to Parts and supplies inventory deemed in excess after revision of future business needs associated with strategic business initiatives. (7) Aircraft lease costs are reflected in Cost of revenue on the condensed consolidated statement of operations for the applicable period.

9 (1) Consists of expenses associated with the Company’s global integration efforts including charges for employee separation programs. (2) Consists of expenses incurred in connection with the execution of our fleet modernization strategy first announced in October 2024, which primarily includes expenses associated with transitioning the Embraer Phenom 300 series and Bombardier Challenger 300 series aircraft to our operations and pilot training programs aligned to our fleet modernization strategy, as well as certain costs incurred associated with exiting legacy private jet models. (3) Primarily includes charges for employee separation programs as part of our ongoing cost reduction and strategic business initiatives. (4) Consists of expenses associated with establishing the Atlanta Member Operations Center and its operations primarily including redundant operating expenses during the transition period, relocation expenses for employees and costs associated with onboarding new employees. The Atlanta Member Operations Center began operating on May 15, 2023. (5) Consists of expenses incurred to execute the consolidation of our FAA operating certificates, primarily including pilot training and retention programs and consultancy fees associated with planning and implementing the consolidation process. (6) Consists of amounts recovered on Parts and supplies inventory reserved during prior periods related to Parts and supplies inventory deemed in excess after revision of future business needs associated with strategic business initiatives, including fleet modernization. Adjusted Contribution and Adjusted Contribution Margin The following tables reconcile Adjusted Contribution to Gross profit (loss), which is the most directly comparable GAAP measure (in thousands):

10 Key Operating Metrics In addition to financial measures, we regularly review certain key operating metrics to evaluate our business, determine the allocation of resources and make decisions regarding business strategies. We believe that these metrics can be useful for understanding the underlying trends in our business. The following table summarizes our key operating metrics: Total Gross Bookings and Private Jet Gross Bookings. We define Total Gross Bookings as the total gross spend by our members and customers on all private jet flight services under our member programs and charter offerings, all group charter flights, which are charter flights with 15 or more passengers (“Group Charter Flights”), and all cargo flight services (“Cargo Services”). We believe Total Gross Bookings provides useful information about the scale of the overall global aviation solutions that we provide our members and customers. We define Private Jet Gross Bookings as the total gross spend by our members and customers on all private jet flight services under our member programs and charter offerings (excluding Group Charter Flights and Cargo Services). We believe Private Jet Gross Bookings provides useful information about the aggregate amount our members and customers spend with Wheels Up versus our competitors. (1) For the three months ended June 30, 2025, Utility for the Embraer Phenom 300 series and Bombardier Challenger 300 series aircraft in our controlled fleet were 49 and 54 hours, respectively. We did not have any Embraer Phenom 300 series or Bombardier Challenger 300 series aircraft in our controlled fleet during the three months ended June 30, 2024. n/m Not meaningful

11 For each of Total Gross Bookings and Private Jet Gross Bookings, the total gross spend by our members and customers is the amount invoiced to the member or customer and includes the cost of the flight and related services, such as catering, ground transportation, certain taxes, fees and surcharges. We use Total Gross Bookings and Private Jet Gross Bookings to provide useful information for historical period-to-period comparisons of our business and to identify trends, including relative to our competitors. Our calculation of Total Gross Bookings and Private Jet Gross Bookings may not be comparable to similarly titled measures reported by other companies. In our Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for each of the three months ended March 31, 2024 and June 30, 2024, as well as certain other earnings materials furnished in connection therewith, “Total Private Jet Flight Transaction Value” and “Total Flight Transaction Value” were presented as non-GAAP financial measures, and “Total Private Jet Flight Transaction Value per Live Flight Leg” was presented as a key operating metric. To improve the clarity of our reports filed with the SEC and to use comparable terminology to other registrants, beginning with our Quarterly Report on Form 10-Q for the three months ended September 30, 2024, we relabeled “Total Private Jet Flight Transaction Value,” “Total Flight Transaction Value” and “Total Private Jet Flight Transaction Value per Live Flight Leg” as Private Jet Gross Bookings, Total Gross Bookings and Private Jet Gross Bookings per Live Flight Leg, respectively. In addition, we now present Private Jet Gross Bookings and Total Gross Bookings as key operating metrics given their usage. We will no longer present Private Jet Charter FTV or Other Charter FTV, which were included in such past filings. Live Flight Legs. We define Live Flight Legs as the number of completed one-way revenue generating private jet flight legs in the applicable period, excluding empty repositioning legs and owner legs related to aircraft under management. We believe Live Flight Legs is a useful metric to measure the scale and usage of our platform and our ability to generate Flight revenue. Private Jet Gross Bookings per Live Flight Leg. We use Private Jet Gross Bookings per Live Flight Leg to measure the average gross spend by our members and customers on all private jet flight services under our member programs and charter offerings (excluding Group Charter Flights and Cargo Services) for each Live Flight Leg. Utility. We define Utility for the applicable period as the total revenue generating flight hours flown on our controlled aircraft fleet, excluding empty repositioning legs, divided by the monthly average number of available aircraft in our controlled aircraft fleet. Utility is expressed as a monthly average. We measure the revenue generating flight hours for a given flight on our controlled aircraft as the actual flight time from takeoff to landing. We determine the number of aircraft in our controlled aircraft fleet available for revenue generating flights at the end of the applicable month and exclude aircraft then classified as held for sale. We use Utility to measure the efficiency of our operations, our ability to generate a return on our assets and the impact of our fleet modernization strategy. Completion Rate. We define Completion Rate as the percentage of total scheduled flights operated and completed, excluding customer-initiated flight cancellations. On-Time Performance (D-60). We define On-Time Performance (D-60) as the percentage of total flights flown that departed within 60 minutes of the scheduled time, inclusive of air traffic control, weather, maintenance and customer delays, excluding all cancelled flights. Beginning with the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, we changed the presentation of Completion Rate and On-Time Performance (D-60) to include wholesale flights, which we believe better aligns those metrics to information that we use internally to evaluate our operations and reported Live Flight Legs, which includes wholesale flights. Completion Rate and On-Time Performance (D-60) for the three and six months ended June 30, 2025 and 2024 reported in the table above includes wholesale flights, which were previously excluded from such metrics in the Company’s filings with the SEC beginning with the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2024 through and including our Annual Report. Completion Rate and On-Time Performance (D-60) reported in the Company’s previously filed Quarterly Report on Form 10-Q for the three months ending June 30, 2024, which excluded wholesale flight activity, were 99% and 87%, respectively.